UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 14, 2025 (May 8, 2025)

NEWELL BRANDS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9608	36-3514169
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5 Concourse Parkway NE, 8th Floor
Atlanta, GA 30328

(Address of principal executive offices including zip code)

(770) 418-7000

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

TITLE OF EACH CLASS	TRADING SYMBOL	NAME OF EACH EXCHANGE ON WHICH REGISTERED
Common stock, $1 par value per share	NWL	Nasdaq Stock Market LLC

Securities registered pursuant to Section 12(g) of the Act: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described in Item 5.07 below, on May 8, 2025, at the Annual Meeting of Stockholders (the “Annual Meeting”) of Newell Brands Inc. (the “Company”), the stockholders of the Company approved an amendment to the Newell Brands Inc. 2022 Incentive Plan (the “Plan”). The amendment increased the aggregate share reserve (and the number of shares that may be subject to incentive stock options) under the Plan by 13,000,000 shares of common stock. For more information on the amendment, please see the related proposal in the Proxy Statement (as defined in Item 5.07 below).

The foregoing description of the amendment and the Plan, as amended, does not purport to be complete and is qualified in its entirety by reference to the full text of the amended Plan, a copy of which is attached as Exhibit 10.1 and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on May 8, 2025. For more information on the proposals presented at the meeting, please see the Company’s Definitive Proxy Statement, filed with the SEC on March 27, 2025 (the “Proxy Statement”), the relevant portions of which are incorporated herein by reference.

The number of shares of common stock voted on matters presented at the Annual Meeting was 383,969,944 of the 417,676,055 shares outstanding as of the March 12, 2025 record date for the Annual Meeting. Below is a summary of the items voted on by the stockholders at the Annual Meeting.

The stockholders elected each of the following nine nominees to the Board of Directors for a one-year term by a majority vote:

	For	Against	Abstain	Broker Non-Votes
Bridget Ryan Berman	347,621,944	5,083,879	353,543	30,910,578
Patrick D. Campbell	324,120,862	28,601,708	336,796	30,910,578
James P. Keane	346,865,886	5,851,937	341,543	30,910,578
Gerardo I. Lopez	347,753,284	4,852,357	453,725	30,910,578
Christopher H. Peterson	350,210,590	2,483,434	365,342	30,910,578
Gary H. Pilnick	350,451,271	2,262,392	345,703	30,910,578
Judith A. Sprieser	347,985,871	4,645,184	428,311	30,910,578
Stephanie P. Stahl	344,917,294	7,609,964	532,108	30,910,578
Anthony Terry	348,152,421	4,475,247	431,698	30,910,578

The stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025:

For	Against	Abstain
380,861,381	2,529,860	578,703

The stockholders approved the advisory resolution to approve named executive officer compensation (“Say-On-Pay”):

For	Against	Abstain	Broker Non-Votes
297,871,146	54,548,725	639,495	30,910,578

The stockholders approved an amendment to the Newell Brands Inc. 2022 Incentive Plan:

For	Against	Abstain	Broker Non-Votes
336,467,118	16,085,069	507,179	30,910,578

The stockholders did not approve a stockholder proposal to approve additional stock retention requirements for executives:

For	Against	Abstain	Broker Non-Votes
113,009,379	239,351,439	698,548	30,910,578

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

10.1	Newell Brands Inc. 2022 Incentive Plan, as amended May 8, 2025.

104	Cover Page Interactive Data File (formatted as inline XBLR and embedded within the document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWELL BRANDS INC.

Dated: May 14, 2025	By:	/s/ Bradford R. Turner
Bradford R. Turner
Chief Legal and Administrative Officer and Corporate Secretary